EQUITABLE
Member of the Global AXA Group [LOGO]

                                          February 7, 1997

Dear Client:

   Equitable has been offering innovative forms of variable annuity and variable life insurance dating back to the late '60's and mid '70's respectively. If you've had your Equitable variable annuity or variable life insurance contract for some time, you'll recall that we periodically ask you to tell us how you would like us to represent your interests at meetings of shareholders of The Hudson River Trust. The Hudson River Trust is the family of funds underlying the investment options in your Equitable variable annuity or variable life insurance contract. The issues that are considered at shareholder meetings generally have to do with the management of the Trust. The proposals for your consideration at the upcoming meeting are designed to position the Trust for the next several decades.

   Included in this booklet is information about the upcoming Shareholder's meeting:

o A NOTICE TO POLICYHOLDERS OF A SPECIAL MEETING OF THE SHAREHOLDERS OF THE HUDSON RIVER TRUST. The notice explains, in summary format, the issues for which you are being asked to provide voting instructions;

o  AN INFORMATION STATEMENT, which outlines the voting procedures;

o THE HUDSON RIVER TRUST PROXY STATEMENT, which provides comprehensive information on the issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND A POSTAGE-PAID RETURN ENVELOPE.

   We encourage you to review each of these items thoroughly. Once you've determined how you wish to vote, please mark your preferences on your ballot, making sure that you sign and date your ballot before mailing it in the postage-paid envelope. A prompt response on your part will help to ensure that your interests are represented.

Sincerely,

/s/ Joseph J. Melone

Joseph J. Melone
Chairman

/s/ James M. Benson

James M. Benson
President & CEO

                     THE EQUITABLE LIFE ASSURANCE SOCIETY
                             OF THE UNITED STATES
                          --------------------------
                                    NOTICE
                         OF A SPECIAL MEETING OF THE
                    SHAREHOLDERS OF THE HUDSON RIVER TRUST
                          ---------------------------
                         To be held on March 17, 1997

Dear Equitable Client:

   The net premiums or contributions you paid under your Equitable variable life insurance policy or variable annuity contract or certificate have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable (the "Separate Accounts"). The Separate Account divisions invest in corresponding Portfolios of The Hudson River Trust, a mutual fund (the "Trust").

   As a contractowner or policyowner ("Policyowner") of record at the close of business on January 15, 1997 (the "Record Date"), you are entitled to instruct Equitable as to how it should vote on certain proposals to be considered at a Special Meeting of the Trust's shareholders.

   The Special Meeting will be held at 1345 Avenue of the Americas, New York, NY 10105, on March 17, 1997, at 11:00 a.m. You are entitled to provide Equitable with voting instructions on the following proposals to be voted upon:

   1. To approve a new investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance Capital Management L.P.;

   2. To elect two additional members of the Trust's Board of Trustees; and

   3. To approve the amendment and restatement of the Trust's Agreement and Declaration of Trust.

   Attached to this notice are the Information Statement of Equitable and the Proxy Statement of the Trust. You are urged to read both of these statements prior to completing your ballot.

   IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF BALLOTS.

                                 PAULINE SHERMAN
                                 Secretary

New York, NY
February 7, 1997

                   THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                              THE UNITED STATES
                   ---------------------------------------
                            INFORMATION STATEMENT
                      REGARDING A SPECIAL MEETING OF THE
                    SHAREHOLDERS OF THE HUDSON RIVER TRUST
                   ---------------------------------------
                               February 7, 1997

                                   GENERAL

   This information statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts and certificates ("Policyowners") who had net premiums allocated to the investment divisions of certain of Equitable's Separate Accounts (the "Separate Accounts") on January 15, 1997 (the "Record Date"). The assets in each investment division of the Separate Accounts are invested in series of shares of beneficial interest relating to corresponding portfolios of The Hudson River Trust, a mutual fund (the "Trust").

   Equitable is required to offer Policyowners the opportunity to instruct Equitable, as owner of all Trust shares held by the Separate Accounts, as to how it should vote on three proposals to be considered at the Special Meeting of the Shareholders of The Hudson River Trust referred to in the preceding notice and at any adjournments (the "Special Meeting").

   The proposals to be considered at the Special Meeting are discussed in the Trust's Proxy Statement which is enclosed. Policyowners are urged to read the enclosed Proxy Statement prior to completing the ballot.

   Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated, a publicly owned holding company. The principal executive offices of The Equitable Companies Incorporated and Equitable are located at 787 Seventh Avenue, New York, New York 10019 and 1290 Avenue of the Americas, New York, New York 10104, respectively.

   This Information Statement and the accompanying ballot are being mailed to Policyowners on or about February 7, 1997.

                          HOW TO INSTRUCT EQUITABLE

   To instruct Equitable as to how to vote the shares of beneficial interest of the Trust (the "Shares") held in the investment divisions of a Separate

Account, Policyowners are asked to promptly mark their voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying postage-paid envelope.
    IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS
    SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO
    VOTE THE SHARES FOR EACH OF THE PROPOSALS.

   The number of Shares held in each investment division of a Separate Account for which a Policyowner may provide voting instructions (in the aggregate, "Shares Attributable to Policyowners") was determined as of the Record Date by dividing (i) a policy's Account Value (minus any policy indebtedness) allocable to that division by (ii) the net asset value of one share of the corresponding portfolio of the Trust.

   At any time prior to Equitable's voting of the Shares held in an investment division of a Separate Account at the Special Meeting, a Policyowner may revoke his or her ballot with respect to that division by written notice to the Secretary of Equitable or by properly executing a later-dated ballot.

                         VOTING PRIVILEGES OF OTHERS

   The Trust also sells Shares to separate accounts of insurance companies unaffiliated with Equitable (together with Equitable, the "Shareholders"). Currently, Equitable owns approximately 99.7% of the Trust Shares and, therefore, may be deemed to control the Trust.

   Equitable will attend the Special Meeting. It is expected that each of the other Shareholders will also offer its contractowners the opportunity to provide voting instructions in a manner similar to the opportunity being provided to you.

                           HOW EQUITABLE WILL VOTE

   The Shares Attributable to Policyowners in each division of a Separate Account for which Equitable receives no voting instructions in time will be voted by Equitable for or against approval of a proposal, or as an abstention, in the same proportion as the Shares Attributable to Policyowners for which Equitable receives voting instructions. Shares attributable to amounts retained by Equitable in each division of the Separate Accounts will be voted in the same proportion as votes cast by contractowners of all Shareholders in respect of such division of a Separate Account.

                                OTHER MATTERS

   Equitable is not aware of any matters, other than the specified proposals, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion.

   Ballots may be solicited by employees of Equitable and its subsidiaries. The solicitation will be by mail and may also be by telephone, telegram or personal interview. Equitable reserves the right to vote for adjournment of the Special Meeting for the purpose of further solicitation of ballots.

                                 Pauline Sherman
                                 Secretary

   PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED.

                            THE HUDSON RIVER TRUST
                         1345 Avenue of the Americas
                           New York, New York 10105
                           ------------------------
                  Notice of Special Meeting of Shareholders
                           ------------------------
                               February 7, 1997

To Shareholders of The Hudson River Trust:

   A Special Meeting of Shareholders (the "Special Meeting") of the thirteen portfolios (the "Portfolios") constituting The Hudson River Trust (the "Trust") will be held at 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 17, 1997 at 11:00 a.m., Eastern time, for the following purposes:

   1. To approve a new investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance Capital Management L.P., the form of which is set forth in Appendix A to the attached Proxy Statement, as described in Part I of the attached Proxy Statement;

   2. To elect two additional members of the Trust's Board of Trustees, as described in Part II of the attached Proxy Statement;

   3. To approve the amendment and restatement of the Trust's Agreement and Declaration of Trust, the proposed form of which is set forth in Appendix B to the attached Proxy Statement, as described in Part III of the attached Proxy Statement; and

   4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

                           By order of the Board of Trustees
                           EDMUND P. BERGAN, JR.
                           Secretary
February 7, 1997

                            THE HUDSON RIVER TRUST
                         1345 Avenue of the Americas
                           New York, New York 10105
                               PROXY STATEMENT

   The Hudson River Trust (the "Trust") serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and insurance companies unaffiliated with Equitable (collectively, together with Equitable, the "Variable Insurers"). Consequently, as used herein, the term "shareholder" refers to each of the Variable Insurers that has invested in the Trust. As a technical matter, the Variable Insurers hold Trust shares in their respective separate accounts in which contributions and premiums received under the Contracts are initially invested; these separate accounts in turn purchase Trust shares, as described in the Trust's prospectus. The Trust expects that the Variable Insurers will offer to the owners of the Contracts (the "Contractowners") the right to give such Variable Insurers instructions as to how those shares of a Portfolio (as defined below) attributable to their Contracts should be voted.

   This Proxy Statement is being furnished on behalf of the Board of Trustees of the Trust to the shareholders of the Trust for their use in obtaining instructions from the Contractowners as to how to vote on the proposals to be considered at the special meeting of shareholders of the Trust to be held at 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 17, 1997 at 11:00 a.m., Eastern time and at any adjournments thereof (the "Special Meeting"). It is expected that the Variable Insurers will each attend the Special Meeting in person or by proxy and will vote shares of the Trust held by them in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the Trust. The Trust expects that all shares of a Portfolio attributable to Contracts for which no voting instructions have been received by the Variable Insurers or shares attributable to amounts retained by the Variable Insurers in their respective separate accounts will be voted for, against or withheld from voting on any proposal in the same proportions as are the shares for which voting instructions have been received by the Variable Insurers from Contractowners. The number of shares for which a Contract owner has the right to give voting instructions with respect to the Special Meeting or any adjournment thereof was determined as of January 15, 1997 (the "Record Date").

   This Proxy Statement is being mailed to shareholders on or about February 7, 1997. Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

   The Trust expects that information statements and ballots, prepared for use by the Variable Insurers, as well as this Proxy Statement, will be mailed to the Contractowners by the Variable Insurers on or about February 7, 1997 in order to obtain voting instructions from the Contractowners.

   A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1995, including financial statements, has previously been furnished to the shareholders. An Annual Report of the Trust for the fiscal year ended December 31, 1996 will be mailed to shareholders on or about February 28, 1997. The Trust will furnish, without charge, to any of its shareholders upon request, a copy of the 1995 Annual Report and, when available, a copy of the 1996 Annual Report. Such requests may be directed to the Trust at 1345 Avenue of the Americas, New York, New York 10105 (tel:
1-800-221-5672).

   Shares of the Trust are divided into thirteen series, each representing shares of a portfolio of the Trust (collectively, the "Portfolios" and, individually, a "Portfolio"). The Portfolios are: International, Global, Aggressive Stock, Common Stock, Growth and Income, Growth Investors, Balanced, Conservative Investors, High Yield, Quality Bond, Intermediate Government Securities, Equity Index and Money Market.

   All shareholders are entitled to vote on the following matters described in this Proxy Statement:

     o the approval of a new investment advisory agreement relating to each of the Portfolios, as described in Part I of this Proxy Statement;

     o the election of two additional Trustees of the Trust, as described in
    Part II of this Proxy Statement; and

     o the amendment and restatement of the Trust's Agreement and Declaration of Trust, as described in Part III of this Proxy Statement.

   All shares of the Trust (including all Portfolios) will vote together as a single class with respect to election of Trustees. The shares of each Portfolio will vote separately with respect to approval of the investment advisory agreement as it relates to that Portfolio and with respect to the amendment and restatement of the Trust's Agreement and Declaration of Trust. Although the Trust offers two classes of shares (Class IA and Class IB shares) on behalf of certain Portfolios (Global, Aggressive Stock, Common Stock, Growth Investors, High Yield and Money Market), for purposes of voting on the investment advisory agreement and the amendment and restatement of the Trust's Agreement and Declaration of Trust, Class IA and Class IB shares of a Portfolio will vote together as a single class. If the shareholders of any Portfolio do not approve the proposed investment advisory agreement, the current investment advisory agreement will remain in effect with respect to that particular Portfolio. In such event, the Trustees will take such further action as they deem to be in the best interests of the shareholders of that Portfolio.

   Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by shareholders at the Special Meeting will be counted by persons appointed as election inspectors for the Special Meeting. As of January 15, 1997, there were the following number of issued and outstanding shares of each Portfolio:

PORTFOLIO                NO. OF CLASS IA SHARES  NO. OF CLASS IB SHARES
---------                ----------------------  ----------------------
International ..........        13,576,413
Global .................        59,340,239                37,615
Aggressive Stock .......       108,159,652                47,252
Common Stock ...........       364,299,145               173,345
Growth and Income ......        18,219,047
Growth Investors .......        76,022,918                51,016
Balanced ...............        98,263,067
Conservative Investors          25,009,348
High Yield .............        20,514,870                90,296
Quality Bond ...........        16,350,175
Intermediate Government
 Securities ............         9,567,121
Equity Index ...........        25,986,405
Money Market ...........        45,301,882               518,550

I. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

   As indicated above, the Trustees of the Trust are proposing that shareholders of each Portfolio approve a new investment advisory agreement (the "New Advisory Agreement") between the Trust and Alliance Capital Management L.P. ("Alliance"), relating to each Portfolio, effective on May 1, 1997. Alliance, a publicly-traded Delaware limited partnership, currently serves as investment adviser to the Trust pursuant to an investment advisory agreement between the Trust, on behalf of each Portfolio, and Alliance (the "Current Advisory Agreement"). The New Advisory Agreement would replace the Current Advisory Agreement. As described more fully below, under the terms of the New Advisory Agreement (i) each Portfolio would adopt a new fee schedule that differs from the fee schedule currently in place for the Trust and (ii) Alliance would contract to provide a scope of services less extensive than is provided under the Current Advisory Agreement.

DESCRIPTION OF NEW ADVISORY AGREEMENT AND CURRENT ADVISORY AGREEMENT.

   Certain information about the New Advisory Agreement, including the compensation to be paid to Alliance and the services to be provided thereunder, are described below. The description of the New Advisory Agreement is qualified in its entirety by reference to the form of New Advisory Agreement set forth in Appendix A to this Proxy Statement. Information regarding the Current Advisory Agreement, including a description of the principal differences between the Current Advisory Agreement and the New Advisory Agreement, is also provided below. Additional information about Alliance is set forth below under "Other Information."

   NEW ADVISORY AGREEMENT. Pursuant to the New Advisory Agreement, subject to the approval and supervision of the Trust's Trustees, Alliance would continue to exercise overall responsibility for the investment and reinvestment of the Trust's assets. Alliance would also furnish continuously an investment program for each Portfolio and place all orders for the purchase and sale of each Portfolio's portfolio securities. In the performance of its duties, Alliance is required to comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust (each as amended from time to time) and each Portfolio's stated investment objectives, policies and restrictions and must use its best efforts to safeguard and promote the welfare of each Portfolio and must comply with other policies which the Trustees may from time to time determine. Alliance, at its expense, is also obligated to furnish each of the Portfolios with all necessary office space and equipment, bookkeeping and clerical services (but not accounting services) required for it to perform its investment advisory and portfolio management services and to pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with Alliance.

   Under the New Advisory Agreement, the Trust would bear all expenses not expressly specified therein as being borne by Alliance, whereas under the Current Agreement, Alliance bears all expenses not expressly specified as being borne by the Trust. To the extent expenses not previously borne by the Trust are borne by it in the future, the direct operating expenses of the Trust are expected to increase. Under both agreements the expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees' liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates.

   The New Advisory Agreement provides that Alliance, subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940 (the "1940 Act"), may, at its expense, select and contract with one or more investment advisers (each, a "Sub-Adviser") for the Portfolios to perform some or all of the services for which it is responsible (and any related facilities or services for which it is responsible). Alliance is required to compensate any Sub-Adviser of the Portfolios for its services to the Portfolios. Alliance may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected. No Sub-Adviser is proposed for any Portfolio and, under current law, any such Sub-Adviser would have to be approved by the shareholders of that Portfolio and by the Trustees.

   The New Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect for a period of two years from its effective date and thereafter on an annual basis with respect to each Portfolio, provided such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, Alliance or any Sub-Adviser (such Trustees to be referred to hereafter as "Independent Trustees") and either (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of each Portfolio. Any approval of the New Advisory Agreement by the holders of a majority of the outstanding voting shares of a particular Portfolio would be effective for these purposes notwithstanding (a) that the agreement has not been approved by the holders of a majority of the outstanding voting shares of any other Portfolio or (b) that the agreement has not been approved by the vote of a majority of the outstanding voting shares of the Trust. The New Advisory Agreement provides that it terminates automatically in the event of its assignment by Alliance. In addition, the New Advisory Agreement provides that it may not be amended as to any Portfolio unless the amendment is approved by the majority vote of the Independent Trustees of the Trust and, if required by law, a majority vote of the outstanding shares of such Portfolio.

   The New Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) by the Trust by vote of a majority of the Board of Trustees, on not more than 60 days' written notice to Alliance, (ii) with respect to a particular Portfolio, by a vote of a majority of the outstanding shares of that Portfolio, on not more than 60 days' written notice to Alliance, or (iii) by Alliance on not more than 60 days' written notice to the Trust.

   The New Advisory Agreement provides that Alliance shall not be subject to any liability arising out of any act or omission in connection with its rendering services under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

   CURRENT ADVISORY AGREEMENT. Each of the Trust's Portfolios is deemed to have a separate agreement with Alliance, although the terms of these separate agreements are contained in one document. The Current Advisory Agreement is dated as of July 22, 1993. Since that date, the Current Advisory Agreement has been amended to reflect the addition of several new Portfolios. Pursuant to the Current Advisory Agreement, Alliance, subject to the control and supervision of the Trustees of the Trust, provides or arranges to provide portfolio management services and certain accounting and other non-advisory services for each Portfolio. The Current Advisory Agreement was most recently approved by the shareholders of the Quality Bond, Growth & Income, Equity Index and International Portfolios on June 23, 1993, June 23, 1993, December 10, 1993 and December 14, 1994, respectively, in connection with the initial organization of each of those Portfolios. Shareholders of each of the remaining Portfolios approved the Current Advisory Agreement on April 23, 1993 in connection with the acquisition by Alliance of Equitable Capital Management Corporation, the Trust's prior investment adviser. The Trustees of the Trust last approved the continuance of the Current Advisory Agreement at a meeting held on June 7, 1996.

   DIFFERENCES BETWEEN NEW ADVISORY AGREEMENT AND CURRENT ADVISORY AGREEMENT. Except as described below, the New Advisory Agreement is similar in all material respects to the Current Advisory Agreement, including with respect to terms relating to the provision of portfolio management services to the Portfolios, approval, renewal and termination of the New Advisory Agreement and the liability of Alliance thereunder.

   The principal differences between the New Advisory Agreement and Current Advisory Agreement are as follows:

     (1) At the Portfolios' respective asset levels on September 30, 1996, the advisory fees payable to Alliance under the New Advisory Agreement with respect to each Portfolio compared to those fees paid to

    Alliance under the Current Agreement are (i) higher for six of the Portfolios (Global, Aggressive Stock, Common Stock, Growth Investors, Balanced and High Yield), (ii) the same for three of the Portfolios (International, Growth & Income and Intermediate Government Securities), and (iii) lower for the remaining four Portfolios (Conservative Investors, Quality Bond, Equity Index and Money Market). In addition, all of the Portfolios will have break-points at different asset levels than under the current fee schedule. As a result, each Portfolio's effective advisory fee rate will be affected differently by changes in the Portfolio's assets under the New Advisory Agreement than it would under the Current Advisory Agreement. For a complete description of these break-points, see the table appearing under the heading "Comparison of Compensation Payable under the New Advisory Agreement and Current Advisory Agreement and Overall Portfolio Expenses under Current and Proposed Fee Structures."

     (2) The services required to be provided by Alliance under the New Advisory Agreement are less extensive than the services required to be provided by Alliance under the Current Advisory Agreement. Alliance will no longer be required to provide, or arrange to provide, at no additional charge, non-advisory services, such as accounting and other clerical services (other than investor services), to the Trust. Under the New Advisory Agreement, Alliance would be responsible solely for providing or arranging to provide portfolio management services on behalf of the Portfolios. The Trust would be free to contract with Alliance or third-parties to provide accounting and other non-advisory services.

     (3) The New Advisory Agreement will be dated on or about May 1, 1997 and its initial term will run through April 30, 1999.

   COMPARISON OF COMPENSATION PAYABLE UNDER THE NEW ADVISORY AGREEMENT AND CURRENT ADVISORY AGREEMENT AND OVERALL PORTFOLIO EXPENSES UNDER CURRENT AND PROPOSED FEE STRUCTURES.

   The following sets forth the compensation payable to Alliance under the Current Advisory Agreement and under the New Advisory Agreement (fees under the agreements being payable at the stated annual rates expressed as a percentage of the average daily net asset value of each Portfolio):

                                                FEE UNDER CURRENT
                                               ADVISORY AGREEMENT
                                               (AS A PERCENTAGE OF
PORTFOLIO                                   AVERAGE DAILY NET ASSETS)
----------------------------------  ---------------------------------------
                                       FIRST        NEXT           OVER
                                       $350         $400           $750
                                      MILLION     MILLION        MILLION
                                    ---------  ------------  --------------
Global ............................    .550%        .525%          .500%
Aggressive Stock ..................    .500%        .475%          .450%
Common Stock ......................    .400%        .375%          .350%
Growth Investors ..................    .550%        .525%          .500%
Balanced ..........................    .400%        .375%          .350%
Conservative Investors ............    .550%        .525%          .500%
High Yield ........................    .550%        .525%          .500%
Intermediate Government Securities     .500%        .475%          .450%
Money Market ......................    .400%        .375%          .350%

                                       FIRST        NEXT
                                       $500         $500           OVER
                                      MILLION     MILLION       $1 BILLION
                                    ---------  ------------  --------------

Growth and Income .................    .550%        .525%          .500%
Quality Bond ......................    .550%        .525%          .500%

                                       FIRST        NEXT
                                       $750         $750           OVER
                                      MILLION     MILLION      $1.5 BILLION
                                    ---------  ------------  --------------
Equity Index ......................    .350%        .300%          .250%

                                       FIRST
                                       $500         NEXT           OVER
                                      MILLION    $1 BILLION    $1.5 BILLION
                                    ---------  ------------  --------------
International .....................    .900%        .850%          .800%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                 FEE UNDER NEW ADVISORY AGREEMENT
                                                       (AS A PERCENTAGE OF
PORTFOLIO                                           AVERAGE DAILY NET ASSETS)
----------------------------------  --------------------------------------------------------
                                       FIRST      NEXT       NEXT       NEXT
                                       $750       $750        $1        $2.5
                                      MILLION    MILLION    BILLION    BILLION    THEREAFTER
                                    ---------  ---------  ---------  ---------  ------------
Global ............................    .675%      .600%      .550%      .530%        .520%
Aggressive Stock ..................    .625%      .575%      .525%      .500%        .475%
Common Stock ......................    .475%      .425%      .375%      .355%        .345%*
Growth Investors ..................    .550%      .500%      .450%      .425%        .400%
Balanced ..........................    .450%      .400%      .350%      .325%        .300%
Conservative Investors ............    .475%      .425%      .375%      .350%        .325%
High Yield ........................    .600%      .575%      .550%      .530%        .520%
Intermediate Government Securities     .500%      .475%      .450%      .430%        .420%
Money Market ......................    .350%      .325%      .300%      .280%        .270%



Growth and Income .................    .550%      .525%      .500%      .480%        .470%
Quality Bond ......................    .525%      .500%      .475%      .455%       0.445%



Equity Index ......................    .325%      .300%      .275%      .255%        .245%



International .....................    .900%      .825%      .800%      .780%        .770%

------------
 * On assets in excess of $10 billion, the management fee for the Common Stock Portfolio is reduced to 0.335% of average daily net assets.

   The following table sets forth for each Portfolio a comparison of the actual aggregate fees paid to Alliance during the fiscal year ended December 31, 1996 under the Current Advisory Agreement, for portfolio management, accounting and other non-advisory services, with the aggregate fees that would have been paid to Alliance, for portfolio management services only, during such fiscal year had the New Advisory Agreement been in effect.

                                                                                                       INCREASE (DECREASE) IN
                                                                                                                FEES
                                                                     FEES THAT WOULD HAVE BEEN PAID      UNDER NEW ADVISORY
                                     ACTUAL FEES PAID UNDER CURRENT      UNDER THE NEW ADVISORY      AGREEMENT STATED AS A % OF
                                         ADVISORY AGREEMENT FOR        AGREEMENT FOR FISCAL YEAR      FEES PAID UNDER CURRENT
             PORTFOLIO                 FISCAL YEAR ENDED 12/31/96            ENDED 12/31/96              ADVISORY AGREEMENT
----------------------------------  ------------------------------  ------------------------------  --------------------------
INTERNATIONAL .....................           $   875,316                     $   875,316                        0.0%
GLOBAL ............................             4,491,125                       5,462,757                       21.6
AGGRESSIVE STOCK ..................            15,504,789                      18,724,744                       20.8
COMMON STOCK ......................            20,314,128                      21,933,290                        8.0
GROWTH AND INCOME .................               864,549                         864,549                        0.0
GROWTH INVESTORS ..................             5,816,056                       5,966,511                        2.6
BALANCED ..........................             5,820,114                       6,684,292                       14.8
CONSERVATIVE INVESTORS ............             1,517,920                       1,310,107                      (13.7)
HIGH YIELD ........................               856,390                         935,117                        9.2
QUALITY BOND ......................               935,462                         891,291                       (4.7)
INTERMEDIATE GOVERNMENT SECURITIES                399,460                         399,460                        0.0
EQUITY INDEX ......................             1,034,043                         961,724                       (7.0)
MONEY MARKET ......................             1,472,114                       1,290,035                      (12.4)

   As indicated above, the scope of services provided under the New Advisory Agreement is less extensive than under the Current Advisory Agreement. Consequently, if the New Advisory Agreement is adopted, the Trust will be free to contract, at its own expense, with Alliance or third parties to provide non-advisory services currently required to be provided by Alliance or its affiliates. In that case, the overall expenses borne by the Portfolio could increase. The current expectation is that Alliance will continue to perform the same non-advisory services, except for accounting services, that it currently provides to the Trust, and that there will still be no separate charge for these non-advisory services. These services include provision of office space and equipment, bookkeeping and clerical services required to perform portfolio management services (which Alliance will be required to provide at its own expense); furnishing statistical information with respect to existing or potential investments; and preparation of financial statements for the Trust's prospectuses, statements of additional information and semi-annual reports. The tables provided below compare estimated overall recurring Portfolio expenses under the Current and New Advisory Agreements. The tables do not reflect separate account expenses, including sales loads.

                           INTERNATIONAL PORTFOLIO
                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                CLASS IA SHARES
                                         ----------------------------
                                           CURRENT(1)    PRO FORMA(2)
Advisory Fee ...........................      0.90%          0.90%
12b-1 Fees .............................         0%             0%
Accounting and Other Expenses ..........      0.16%          0.18%
TOTAL PORTFOLIO OPERATING EXPENSES  ....      1.06%          1.08%

------------
    Footnotes appear on page 14.

                               GLOBAL PORTFOLIO
                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.53%        0.65%        0.53%        0.65%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.07%        0.08%        0.08%        0.08%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.60%        0.73%        0.86%        0.98%

                          AGGRESSIVE STOCK PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.46%        0.55%        0.46%        0.55%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.02%        0.03%        0.02%        0.03%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.48%        0.58%        0.73%        0.83%

                            COMMON STOCK PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.36%        0.38%        0.36%        0.38%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.02%        0.03%        0.02%        0.03%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.38%        0.41%        0.63%        0.66%

------------
      Footnotes appear on page 14.

                         GROWTH AND INCOME PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.55%          0.55%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.03%          0.05%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.58%          0.60%

                          GROWTH INVESTORS PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.52%        0.53%        0.52%        0.53%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.05%        0.06%        0.07%        0.06%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.57%        0.59%        0.84%        0.84%

                              BALANCED PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.37%          0.42%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.04%          0.05%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.41%          0.47%

------------
      Footnotes appear on page 14.

                       CONSERVATIVE INVESTORS PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.55%          0.48%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.06%          0.07%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.61%          0.55%

                             HIGH YIELD PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.55%        0.60%        0.55%        0.60%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.04%        0.06%        0.02%        0.06%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.59%        0.66%        0.82%        0.91%

                            QUALITY BOND PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.55%          0.53%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.04%          0.05%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.59%          0.58%

------------
      Footnotes appear on page 14.

                 INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.50%          0.50%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.06%          0.09%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.56%          0.59%

                            EQUITY INDEX PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                           CLASS IA SHARES
                                    ----------------------------
                                      CURRENT(1)    PRO FORMA(2)
                                    ------------  --------------
Advisory Fee ......................      0.35%          0.33%
12b-1 Fees ........................         0%             0%
Accounting and Other Expenses  ....      0.04%          0.05%
TOTAL PORTFOLIO OPERATING
 EXPENSES .........................      0.39%          0.38%

                            MONEY MARKET PORTFOLIO

                     ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                CLASS IA SHARES           CLASS IB SHARES
                           ------------------------  ------------------------
                            CURRENT(1)  PRO FORMA(2)  CURRENT(1)  PRO FORMA(2)
                           ----------  ------------  ----------  ------------
Advisory Fee .............     0.40%        0.35%        0.40%        0.35%
12b-1 Fees ...............        0%           0%        0.25%        0.25%
Accounting and Other
 Expenses ................     0.03%        0.04%        0.02%        0.04%
TOTAL PORTFOLIO OPERATING
 EXPENSES ................     0.43%        0.39%        0.67%        0.64%

------------
   (1) Under Current Advisory Agreement. Total Portfolio Operating Expenses for Class IA Shares are based on actual expenses for the fiscal year ended December 31, 1996. Total Portfolio Operating Expenses for Class IB Shares are based on annualized expenses for the period from October 2, 1996 (commencement of operations) to December 31, 1996.

   (2) Under New Advisory Agreement based on (a) Portfolio average net assets during the fiscal year ended December 31, 1996, (b) actual non-advisory expenses for the fiscal year ended December 31, 1996 and (c) any recurring change in expenses attributable to the proposed fee schedule and/or accounting services. Non-recurring costs associated with the solicitation of voting instructions are not reflected in the expenses shown. See "Other Information -- Solicitation of Voting Instructions" below.

   MANAGEMENT FEE SCHEDULES OF OTHER ALLIANCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. The Trust is required under applicable regulations of the Securities and Exchange Commission to provide the management fee schedules of other mutual funds managed by Alliance that have investment objectives similar to those of the Portfolios. Accordingly, this information is provided in the following table, notwithstanding Alliance's belief that the management fee schedules of these mutual funds, many of which do not serve as investment vehicles for use in connection with variable life insurance contracts and variable annuity certificates and contracts, may not be comparable to those of the Portfolios:

 GROWTH FUNDS--INVESTMENT OBJECTIVES
 SIMILAR TO THE COMMON STOCK AND AGGRESSIVE
 STOCK PORTFOLIOS                                          FEE SCHEDULE
------------------------------------------------  ----------------------------
The Alliance Fund, Inc. .........................    0.75% up to $500 Million
                                                     0.65% over $500 Million
                                                       and up to $1 Billion
                                                      0.55% over $1 Billion
Alliance Quasar Fund, Inc. ......................             1.00%
The Alliance Portfolios ("TAP")--
 Growth Fund ....................................             0.75%
Alliance Premier Growth Fund, Inc. ..............             1.00%
Alliance Variable Products Series Fund, Inc.
 ("AVP")--Quasar Portfolio* .....................             1.00%
AVP--Growth Portfolio* ..........................             0.75%
AVP--Premier Growth Portfolio* ..................             1.00%

 FLEXIBLY MANAGED FUNDS--INVESTMENT
 OBJECTIVES SIMILAR TO THE BALANCED, CONSERVATIVE
 INVESTORS AND GROWTH INVESTORS PORTFOLIOS                     FEE SCHEDULE
---------------------------------------------------  -----------------------------
Alliance Balanced Shares, Inc. .....................    0.625% up to $200 Million
                                                        0.500% over $200 Million
                                                          and up to $400 Million
                                                        0.450% over $400 Million
TAP--Strategic Balanced Fund** .....................              0.75%
TAP--Conservative Investors Fund** .................              0.75%
TAP--Growth Investors Fund** .......................              0.75%
AVP--Conservative Investors Portfolio* .............              0.75%
AVP--Growth Investors Portfolio* ...................              0.75%

 INTERNATIONAL FUNDS--INVESTMENT
 OBJECTIVES SIMILAR TO THE GLOBAL AND
 INTERNATIONAL PORTFOLIOS                            FEE SCHEDULE
------------------------------------------  ----------------------------
Alliance International Fund ...............    1.00% up to $500 Million
                                               0.75% over $500 Million
AVP--International Portfolio* .............             1.00%

------------
   Footnotes appear on page 16.

 MONEY MARKET FUNDS
 --INVESTMENT OBJECTIVES SIMILAR TO THE
 MONEY MARKET PORTFOLIO                                   FEE SCHEDULE
-------------------------------------------  -------------------------------------
Alliance Capital Reserves ..................    0.50% for the first $1.25 Billion
                                                0.49% on the next $250 Million,
                                                0.48% on the next $250 Million,
                                                0.47% on the next $250 Million,
                                                0.46% on the next $1 Billion
                                                0.45% on amounts over $3 Billion
AVP--Money-Market Portfolio* ...............    0.50%

 GOVERNMENT FUNDS--INVESTMENT
 OBJECTIVES SIMILAR TO THE INTERMEDIATE
 GOVERNMENT SECURITIES PORTFOLIO                       FEE SCHEDULE
--------------------------------------------  ----------------------------
TAP--Short-Term U.S. Government Fund**  .....             0.55%
Alliance Bond Fund, Inc.--
 U.S. Government Portfolio ..................    0.60% up to $500 Million
                                                 0.50% over $500 Million
AVP--U.S. Government/High Grade Securities
 Portfolio* .................................             0.60%
Alliance Limited Maturity
 Government Fund, Inc. ......................             0.65%

------------
   * Subject to an expense limitation currently in effect limiting total fund expenses to 0.95% of average net assets.

   ** Subject to an expense limitation currently in effect limiting total fund expenses, excluding 12b-1 fees, to 1.10% of average net assets.

   BASIS FOR THE TRUSTEES' RECOMMENDATION. In approving the New Advisory Agreement, the Trustees of the Trust, including the Independent Trustees, requested and evaluated information provided by Alliance which, in their opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether the New Advisory Agreement would be in the best interests of the Portfolios and their shareholders.

   In recommending that shareholders approve the New Advisory Agreement, the Trustees took into account all factors which they deemed relevant, including:
(i) the advisory fees and other expenses that would be paid by the Portfolios under the New Advisory Agreement as compared to those of similar portfolios managed by other investment advisers; (ii) the nature, quality and extent of the portfolio management and non-advisory services furnished by Alliance to the Portfolios; (iii) Alliance's need to maintain and enhance its ability to retain and attract capable personnel to serve the Portfolios; (iv) the nature of Alliance's research capability and the related benefits to the Portfolios,
(v) the fact that, with respect to portfolio manage-ment services, the New Advisory Agreement would, except as described herein, have terms and conditions substantially similar to those of the Current Advisory Agreement; (vi) brokerage and research services received by Alliance as described more fully below under "Other Information -- Brokerage and Research Services"; (vii) the relationship of the proposed advisory fee structure to the fee structures of comparable mutual funds and the impact of the proposed changes in advisory fees on each Portfolio's expense ratio;
(viii) the fact that the Trust will bear a portion of the costs of this proxy solicitation; (ix) the performance of the Portfolios; and (x) the increased cost and complexity of providing portfolio management services.

   The Trustees considered the payments made or to be made to affiliates of Alliance or third-parties for services other than investment advisory services, particularly for accounting services. Alliance has informed the Trustees that, in its opinion, accounting services for the Trust would best be performed by a third-party service provider because such a service provider would offer greater flexibility in the design and modification of accounting systems. Additionally, outsourcing would permit Alliance's accounting professionals to concentrate their efforts on accounting supervision and compliance. Alliance has informed the Trust that it intends to recommend that the Trust's accounting services be performed by Chase Manhattan Bank pursuant to a sub-accounting arrangement with Alliance and has indicated that it expects the cost for such services will initially be approximately $750,000 per annum in the aggregate for the Trust as a whole, and will be allocated among the Portfolios in part by reference to the number of Portfolios and in part by assets.

   The Trustees also took into account the profits of Alliance in providing services to the Portfolios and pro forma projections (similar to those set forth above) with respect to the total expenses (as a percentage of total net assets) expected to be borne by each Portfolio if the New Advisory Agreement were adopted by the Portfolios. The Trustees also took into account other benefits received from the Trust by affiliates of Alliance.

   In particular, the Trustees considered that shareholders of the Conservative Investors, Quality Bond, Equity Index and Money Market Portfolios would be expected to receive under the New Advisory Agreement an immediate reduction from the level of total expenses borne by the Portfolios during the most recently completed fiscal year, and that, at December 31, 1996 asset levels, shareholders of the International, Growth & Income and Intermediate Government Securities Portfolios would bear substantially the same level of investment advisory fees under the New Advisory Agreement.

   The Trustees also considered that shareholders of the Global, Aggressive Stock, Common Stock, Growth Investors, Balanced and High Yield Portfolios would be subject under the New Advisory Agreement to an immediate increase in the level of total annual investment advisory fees. In considering the proposed fee increase, the Trustees placed primary emphasis upon the nature and quality of the services being provided on behalf of these Portfolios by Alliance, taking into account the relative complexity of managing the Portfolios. The Trustees believe that the proposed fee increase will, over the long term, enable Alliance to continue to provide high-quality investment advisory services to the Portfolios at reasonable fee rates and that the fee structure will allow Alliance to provide portfolio management and non-advisory services (other than accounting) to the Portfolios at levels consistent with the increased demands of today's investment advisory marketplace.

   With respect to the services to be provided on behalf of each Portfolio, the Trustees determined that the compensation to be paid to Alliance under the New Advisory Agreement is fair and reasonable, and that the New Advisory Agreement will allow Alliance to receive fees for its services that are competitive with fees paid by other mutual funds to other investment managers.

   REQUIRED VOTE. Approval of the proposal set forth in Part I with respect to each Portfolio will require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio, or (ii) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the Portfolio's outstanding shares are present at the Special Meeting in person or by proxy. Abstentions will have the effect of a vote against the proposal set forth in Part I. If the shareholders of any Portfolio do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect with respect to that particular Portfolio. In such event, the Trustees will take such further action as they deem to be in the best interests of the shareholders of that Portfolio.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

II.  ELECTION OF TRUSTEES

   The Trustees of the Trust are proposing that shareholders elect Peter D. Noris and Clifford L. Michel as Trustees. Messrs. Noris and Michel are at present Trustees of the Trust, having been appointed Trustees by the other Trustees. Although such election is not required by law, the Trustees of the Trust have determined that it is in the best interests of the Trust to ask the Trust's shareholders to vote on the election of Messrs. Noris and Michel at the Special Meeting, when the shareholders of the Trust are required to act on another matter. The Trustees believe that by acting on their election now, the

Trust may delay the time at which another shareholder meeting is required for purpose of electing Trustees, thereby saving the expense associated with holding such a meeting.

   If elected at the Special Meeting, Messrs. Noris and Michel will continue to serve as Trustees. The term of office of each person elected as a Trustee will be until his or her successor is elected and qualified. The Trust's Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, the Trust's current Agreement and Declaration of Trust provides that Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. The Trustees also have adopted a retirement policy pursuant to which each Trustee is generally required to retire at the end of the calendar year in which he or she reaches his or her 76th birthday.

   Each of the nominees has agreed to serve as a Trustee if elected. If either of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the shareholders may vote for other persons in their discretion.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF MESSRS. NORIS AND MICHEL.

   Although only Messrs. Noris and Michel are proposed for election as additional Trustees at this time by the Trust's shareholders, information with respect to these nominees and all of the other existing Trustees, including their ages and a description of their principal occupations, is listed below. Except as shown below, each nominee's or Trustee's principal occupation and business experience for the last five years has been with the employers indicated, although in some cases the Trustee may have held different positions with such employers.

 NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----------------------------  -------------------------------------------------
Clifford L. Michel (57)       Partner of the law firm of Cahill Gordon &
Cahill Gordon & Reindel       Reindel since January 1972. President, Chief
80 Pine Street                Executive Officer and Director of Wenonah
New York, NY 10005            Development Company (investment holding company)
                              since 1976. Director since 1987 and Member of the
                              Human Resources, Environmental and Safety, and
                              Executive Committees since 1987 of Placer Dome
                              Inc. (mining). Director, Faber-Castell
                              Corporation from 1988-1994 (writing instruments).
                              President of Board of Trustees of St. Mark's
                              School from 1988 to 1993. Chairman of the Board
                              of Trustees of Morristown Memorial Hospital (and
                              Memorial Health Foundation) from 1991 to 1996.
                              Director, Vice Chairman and Treasurer of Atlantic
                              Health Systems, Inc. and Atlantic Hospital since
                              1996.

*Peter D. Noris (41)          Executive Vice President (since May 1995) and
The Equitable Life Assurance  Chief Investment Officer of Equitable (since July
Society of the United States  1995); Executive Vice President, The Equitable
787 Seventh Avenue            Companies Incorporated ("Equitable Companies")
New York, NY 10019            (since May 1995); Director of Alliance Capital
                              Management Corporation ("ACMC"), the general
                              partner of Alliance, since July 1995. Prior
                              thereto, Vice President of Salomon Brothers Inc.,
                              from 1992 to 1995. Principal of Morgan Stanley &
                              Co. Inc., from 1984 to 1992.

                               20

 NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----------------------------  -------------------------------------------------

*John D. Carifa (51)          President, Chief Operating Officer and a Director
Alliance Capital Management   of ACMC; Chairman and Chief Executive Officer of
L.P.                          Alliance's Mutual Fund Division. Currently a
1345 Avenue of the Americas   Director and Trustee of all other registered
New York, NY 10105            investment companies (the "Alliance Mutual
                              Funds") sponsored by Alliance, and Director of
                              Frontier Trust Company, a subsidiary of
                              Equitable.

Richard W. Couper (74)        President Emeritus of the Woodrow Wilson National
The Burke Library             Fellowship Foundation and President Emeritus of
Hamilton College              the New York Public Library.
P.O. Box 345
Clinton, NY 13323-0345

Brenton W. Harries (68)       Director of Enhance Reinsurance Co. since
14 Point Road                 December 1986. Mr. Harries was also President and
Wilton Point                  Chief Executive Officer, Global Electronic
South Norwalk, CT 06854       Markets Company from August 1985 to October 1986.

Howard E. Hassler (Chairman)  Currently a consultant specializing in retailing,
(67)                          finance and real estate. Former Chairman and
200 East 57th Street          Chief Executive Officer of Brooks Fashion Stores,
Penthouse D                   Inc. (specialty clothing stores); Former
New York, NY 10022            Chairman, President and Chief Operating Officer
                              of Allied Stores Corporation (department and
                              specialty stores), 1987; Executive Vice President
                              and Director, Allied Stores Corporation from June
                              1984 to June 1987.

William L. Mannion (66)       Retired. Former Group Senior Vice President of
45 Bonnie Way                 Operations of American Ultramar Limited until
Allendale, NJ 07401           December 31, 1986.

                                      21

 NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----------------------------  -------------------------------------------------

Alton G. Marshall (75)        Senior Fellow, Nelson A. Rockefeller Institute of
136 E. 79th Street            Government since January 1991. President of Alton
New York, NY 10021            G. Marshall Associates, Inc., New York, New York,
                              a real estate investment corporation, since 1981;
                              Director of EQK Partners, Atlanta, Georgia, since
                              1984; Director, New York State Electric & Gas
                              Corp., since 1971; Director and Chairman of the
                              Executive Committee of Lincoln Savings Bank since
                              January 1991, and Chairman and Chief Executive
                              Officer of such bank from March 1984 through
                              December 1990.
Donald J. Robinson (62)       Senior Partner of the law firm of Orrick,
666 Fifth Avenue              Herrington & Sutcliffe from July 1987 to December
19th Floor                    1994; Member of the Executive Committee of the
New York, NY 10103            firm from January to December 1994; Senior
                              Counsel of the firm since January 1995. Trustee
                              of the Museum of the City of New York from 1977
                              to 1995.

------------

   * Mr. Noris and Mr. Carifa are both "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Noris is deemed an "interested person" of the Trust by virtue of his position as an officer of Equitable and a director of ACMC, and Mr. Carifa is deemed an "interested person" by virtue of his position as an officer and director of ACMC and Alliance.

   Messrs. Couper, Harries and Robinson are Trustees (but not "interested persons") of The Alliance Portfolios, one of the Alliance Mutual Funds. Messrs. Michel and Robinson are also directors or trustees (but not "interested persons") of 37 other Alliance Mutual Funds. Mr. Hassler is also a director (but not an "interested person") of Alliance Real Estate Investment Fund, Inc. Mr. Marshall is an independent general partner (but not an "interested person") of Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P., both of which are business development companies registered under the 1940 Act.

   In May 1993, at the initiative of representatives of creditors and shareholders, Mr. Hassler was appointed Chief Executive Officer and Chairman of the Board of Directors of Brooks Fashion Stores in an effort to prevent a second bankruptcy of that company. The effort was unsuccessful and in June 1993, Brooks Fashion Stores filed for bankruptcy protection. As of October 1994, Mr. Hassler resigned as Chairman and Chief Executive Officer.

   Shareholdings of Nominees, Trustees and Officers. As of December 31, 1996, the nominees, Trustees and officers of the Trust did not own any shares of the Trust directly because such shares are offered only to the Variable Insurers. The nominees, Trustees and officers are entitled to give voting instructions with respect to less than 1% of the outstanding shares of the Trust.

   Trustees' and Officers' Compensation. Each Trustee, other than those who are "interested persons" of the Trust (as defined in the 1940 Act), receives an annual fee of $29,000 plus an additional fee of $4,000 for each board meeting and $2,000 per committee meeting attended. The meeting fee paid to the Trustee acting as chairman of the meeting is increased by 50%. The Chairman of the Board receives an additional annual retainer of $7,000. Trustees receive $1,000 for each day spent performing special services requested by the Chairman or the President of the Trust, and reimbursement for expenses in connection with performance of regular and special services. For the fiscal year ended December 31, 1996, the Trustees met six times (not including four committee meetings) and each Trustee attended all meetings of the Board and the committees of which such Trustee was a member. Trustees' fees and expenses totaling $413,068 were paid or were payable by the Trust for the fiscal year ended December 31, 1996. As required by the Federal securities laws, the following chart summarizes the Trustees' compensation:

                          TRUSTEE COMPENSATION TABLE

                                                                                 TOTAL
                                          PENSION OR                         COMPENSATION
                                          RETIREMENT                       FROM THE ALLIANCE
                         AGGREGATE     BENEFITS ACCRUED  ESTIMATED ANNUAL    FUND COMPLEX,
                        COMPENSATION   AS PART OF TRUST   BENEFITS UPON      INCLUDING THE
TRUSTEES AND NOMINEES  FROM THE TRUST      EXPENSES         RETIREMENT         TRUST (1)
---------------------  --------------  ----------------  ----------------  -----------------
John D. Carifa .......     $    -0-           $-0-              $-0-            $     -0-
Richard W. Couper  ...     $59,000 2          $-0-              $-0-            $  85,000
Brenton W. Harries  ..     $59,000            $-0-              $-0-            $  86,000
Howard E. Hassler  ...     $85,000            $-0-              $-0-            $  86,750
William L. Mannion  ..     $66,000 2          $-0-              $-0-            $  66,000
Alton G. Marshall  ...     $61,000            $-0-              $-0-            $ 134,500
Clifford L. Michel  ..     $20,068 3          $-0-              $-0-            $ 146,068
Peter D. Noris .......     $   -0-            $-0-              $-0-            $     -0-
Donald J. Robinson  ..     $63,000 2          $-0-              $-0-            $ 137,250

--------------
(1) As of December 31, 1996, there were 107 Alliance Mutual Funds.
(2) Completely deferred.
(3) Appointed as a Trustee on October 16, 1996.

  Information Regarding Officers of the Trust. The executive officers of the Trust, their ages, positions with the Trust and terms of office and their principal occupation and business experience for the last five years are as follows:

                                    POSITION WITH THE         PRINCIPAL OCCUPATION DURING
NAME AND AGE                              TRUST                     LAST FIVE YEARS
-------------------------------  ---------------------- --------------------------------------
James M. Benson (50) ........... President and Chief    Chief Executive Officer, Equitable
                                 Executive Officer      (February 1996 to present); Director
                                                        and President, Equitable (February
                                                        1994 to present); Director and Senior
                                                        Executive Vice President, Equitable
                                                        Companies (February 1994 to present);
                                                        Chief Operating Officer, Equitable
                                                        Companies (February 1996 to present);
                                                        President, Chief Executive Officer and
                                                        Director, Equitable Variable (until
                                                        December 1996); Chief Operating
                                                        Officer, Equitable (February 1994 to
                                                        February 1996); Senior Executive Vice
                                                        President, Equitable (April 1993 to
                                                        February 1994); President, Management
                                                        Compensation Group (1983 to February
                                                        1993); Director, ACMC and other
                                                        Equitable-affiliated companies
                                                        (October 1993 to present).
Mark D. Gersten (46) ........... Treasurer and Chief    Senior Vice President, Alliance Fund
                                 Financial Officer      Services, Inc. ("AFS"), with which he
                                                        has been associated since prior to
                                                        1991.
Laura Mah (41) ................. Controller and Chief   Vice President, ACMC (July 1993 to
                                 Accounting Officer     present); Equitable Capital Management
                                                        Corporation ("ECMC") (April 1989 to
                                                        July 1993).
Bruce Calvert (49) ............. Vice President         Vice Chairman and Chief Investment
                                                        Officer of ACMC, with which he has
                                                        been associated since prior to 1991.

                                      25

                                    POSITION WITH THE         PRINCIPAL OCCUPATION DURING
NAME AND AGE                              TRUST                     LAST FIVE YEARS
-------------------------------  ---------------------- --------------------------------------

Kathleen A. Corbet (36) ........ Vice President         Senior Vice President, ACMC (July 1993
                                                        to present); Executive Vice President,
                                                        ECMC (June 1992 to July 1993); Senior
                                                        Vice President, ECMC (May 1991 to June
                                                        1992); Managing Director, ECMC
                                                        (September 1988 to May 1991).
Nelson R. Jantzen (52) ......... Vice President         Senior Vice President, ACMC (July 1993
                                                        to present); Executive Vice President,
                                                        ECMC (June 1992 to July 1993); Senior
                                                        Vice President, ECMC (February 1990 to
                                                        June 1992); Managing Director, ECMC
                                                        (January 1987 to February 1990).
Barbara J. Krumsiek (44)  ...... Vice President         Senior Vice President, Alliance Fund
                                                        Distributors Inc. ("AFD") (July 1993
                                                        to present); Director, EQ Financial
                                                        Consultants, Inc. ("EQF") (March 1992
                                                        to present); Executive Vice President,
                                                        ECMC (June 1992 to July 1993); Senior
                                                        Vice President, ECMC (March 1987 to
                                                        June 1992).
Wayne D. Lyski (55) ............ Vice President         Executive Vice President, ACMC, with
                                                        which he has been associated since
                                                        prior to 1991.
Michael S. Martin (50) ......... Vice President         Senior Vice President, Equitable (June
                                                        1985 to present); Chairman, EQF (May
                                                        1992 to present); Chief Executive
                                                        Officer, EQF (January 1994 to
                                                        present); formerly, Vice President,
                                                        Equitable Variable (May 1996 to
                                                        December 1996); Chairman and Chief
                                                        Executive Officer, EquiSource of New
                                                        York (January 1992 to October 1994)
                                                        and Frontier (April 1992 to October
                                                        1994); Vice President and Treasurer,
                                                        Equitable Distributors, Inc. (August
                                                        1993 to February 1995). Director of
                                                        several Equitable-affiliated
                                                        companies.

                                      26

                                    POSITION WITH THE         PRINCIPAL OCCUPATION DURING
NAME AND AGE                              TRUST                     LAST FIVE YEARS
-------------------------------  ---------------------- --------------------------------------

Samuel B. Shlesinger (49)  ..... Vice President         Senior Vice President, Equitable
                                                        (November 1986 to present); Senior
                                                        Vice President, Equitable Variable
                                                        (February 1988 to December 1996);
                                                        President and Chief Executive Officer,
                                                        Equitable of Colorado (October 1985 to
                                                        present).
Alden M. Stewart (51) .......... Vice President         Executive Vice President, ACMC (July
                                                        1993 to present); ECMC since prior to
                                                        1991.
Edmund P. Bergan, Jr. (46)  .... Secretary              Senior Vice President and General
                                                        Counsel, AFD, with which he has been
                                                        associated since prior to 1991.

   None of the executive officers of the Trust receives compensation from the Trust for his or her services as such officers. To the extent they hold positions with Alliance and its affiliates, the executive officers and interested Trustees may be said to benefit from the Current Advisory Agreement and/or the New Advisory Agreement.

   The Declaration of Trust of the Trust provides that the Trustees will not be subject to personal liability. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of the Trustees and the officers, provided that the person to be indemnified is vindicated on the merits or is determined by the Trustees or counsel to have acted in good faith and in a manner in, or not opposed to, the best interests of the Trust. Equitable, at its expense, currently provides liability insurance for the benefit of the Trustees and Trust officers.

   Committees of the Board. The Trust has a standing Audit Committee consisting of Messrs. Mannion, Couper, Harries, Hassler, Marshall and Robinson. The Audit Committee's function is to recommend to the Board of Trustees a firm of independent auditors to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent auditors for professional services. In addition, the Committee meets with the independent auditors and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee met two times during the fiscal year ended December 31, 1996.

   The Trust has a Nominating Committee consisting of Messrs. Hassler, Couper and Robinson. This Committee considers individuals for nomination as Trustees of the Trust. The Nominating Committee does not consider nominees recommended by shareholders (i.e., the Variable Insurers). During the fiscal year ended December 31, 1996, the Nominating Committee met once.

   The Trust has a Valuation Committee consisting of Messrs. Harries, Mannion and Noris. This Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 1996, the Valuation Committee met once.

   The Trust has a Compensation Committee consisting of Messrs. Robinson, Hassler and Mannion. The Compensation Committee's function is to review the Trustees' compensation arrangements. The Compensation Committee did not meet during the fiscal year ended December 31, 1996.

   The Trust has a Conflicts Committee consisting of Messrs. Hassler and Robinson. The Conflicts Committee's function is to take any action necessary to resolve conflicts among shareholders. The Conflicts Committee did not meet during the fiscal year ended December 31, 1996.

   REQUIRED VOTE. The election of Trustees will be by a plurality vote of all shares of the Trust (including all Portfolios) voting together as a single class if a quorum is present at the meeting. The Trust's By-Laws define a "quorum" as a majority of the shares entitled to vote. Abstentions will not have any effect on the outcome of the voting for the election of Trustees.

III. APPROVAL OF AMENDMENT AND RESTATEMENT OF AGREEMENT AND DECLARATION OF
     TRUST

   DECLARATION OF TRUST. The Trust was organized as a Massachusetts business trust on July 10, 1987, pursuant to an Agreement and Declaration of Trust dated July 10, 1987 (the "Current Declaration").

   Concurrently with the approval of the new investment advisory contract for the Portfolios of the Trust, the Trustees of the Trust are proposing that shareholders approve an Amended and Restated Declaration of Trust (the "Proposed Declaration"). Except as otherwise noted below, the provisions of the Proposed Declaration are substantially similar to those of the Current Declaration of the Trust. The full text of the Proposed Declaration is attached as Appendix B to this Proxy Statement, and qualifies in its entirety the description of the Proposed Declaration set forth in this Proxy Statement.

   Because the Trust will remain a Massachusetts business trust, interpretation of the Proposed Declaration will continue to be governed by Massachusetts law. In addition, the Trust's operations will remain subject to the provisions of the 1940 Act and the rules promulgated thereunder. Certain differences between the Current Declaration and the Proposed Declaration are summarized below.

   SHAREHOLDER VOTING REQUIREMENTS--GENERALLY. The Current Declaration sets forth the specific matters on which shareholders are entitled to vote, the size of vote required for approval of each such matter (i.e., plurality, majority, two-thirds majority, etc.), the circumstances under and method by which the shareholders may call and hold meetings, and other information concerning shareholders' general voting rights. The Proposed Declaration states that shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the proposed Bylaws (the "Proposed Bylaws"), which have been unanimously approved by the Trustees and which would become effective upon a favorable vote of the shareholders of the Trust on this Proposal. The Proposed Bylaws, in turn, provide all details regarding (i) the matters on which shareholders are entitled to vote, (ii) the size of vote required for approval of each matter and (iii) the circumstances in which shareholders may call and hold meetings. The Proposed Bylaws provide shareholders with voting powers which, with certain exceptions described in greater detail below, are substantially similar to the powers provided for in the Current Declaration.

   Under the Proposed Bylaws, shareholders have the power to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders; (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (iii) with respect to the termination of the Trust;
(iv) with respect to amendments to the Declaration of Trust; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether an action should be brought derivatively or as a class action on behalf of the Trust and its shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, the relevant declaration of trust and by-laws or any registration statement of the Trust, or as the Trustees consider necessary or desirable. Under the Current Declaration, shareholders have the same voting rights and, in addition, also have the power to vote for the removal of Trustees. The Proposed Declaration provides that the Trustees have the authority to remove a Trustee.

   The Current Declaration contains several provisions, including rules for the election of officers and the requirements for shareholder meetings, including notice, record date, proxies, quorums and reports, which are substantially the same as the corresponding provisions of the Proposed Bylaws.

   The Proposed Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority. Although no shareholder vote would be required to amend any portion of the Proposed Bylaws, including portions setting forth shareholder voting rights, the Trust would still be subject to shareholder rights required to be given by the 1940 Act and the rules and regulations thereunder, the SEC, and/or any applicable state laws. Thus, under current law, (i) Trustees must be elected by shareholders under certain circumstances, (ii) investment advisory contracts for each Portfolio must still be approved by a vote of at least a majority of the Portfolio's outstanding voting securities, (iii) distribution plans for each Portfolio must still be approved by a vote of at least a majority of outstanding voting securities of the Portfolio's relevant class, and (iv) auditors must still be selected annually at an annual meeting of shareholders if such a meeting is held.

   The Current Declaration provides that on any matter submitted to a vote, shares shall be voted with respect to individual Portfolios, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate, and
(ii) when the Trustees determine that a matter affects the interests of fewer than all series (or classes), only such series (or classes) may vote. The Proposed Declaration includes no comparable provision; however, the Trust's Proposed Bylaws provide that on any matter submitted to a vote, all shares of each series or class will be voted as a single class, except that when the Trustees determine that a matter affects the interests of fewer than all series (or classes), only such series (or classes) may vote. Pursuant to Rule 18f-3 under the 1940 Act, each class of shares of the Trust has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements, including its distribution fees, if any.

   It is expected that, by providing for shareholder voting and meeting rights in the Proposed Bylaws, rather than the Proposed Declaration, the Trustees will have added flexibility in managing the Trust's affairs.

   SHAREHOLDER VOTING REQUIREMENTS--AMENDMENTS TO THE DECLARATION OF
TRUST. The Current Declaration provides that any amendment thereto may be adopted by a majority vote of the outstanding shares of each Portfolio at any shareholder meeting or, in the absence of a meeting, by an instrument in writing signed by a majority of the then Trustees when authorized to do so by the vote of a majority of the shares of each Portfolio entitled to vote. With respect to amendments which would change the rights of any shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust, or by diminishing or eliminating voting rights thereto, the Current Declaration requires a vote of two-thirds of the shares of each class affected. The Proposed Declaration provides that any amendment thereto that materially and adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of a majority of the outstanding shares of the Trust entitled to vote.

   SHAREHOLDER VOTING REQUIREMENTS--MERGER, CONSOLIDATION, SALE OF
ASSETS. The Trust's Current Declaration provides that shareholders shall have the power to vote with respect to any proposed transaction in which the Trust, or any one or more of its Portfolios, merges into or consolidates with any other corporation, association, trust or other organization, or sells, leases or exchanges substantially all of the assets of one or more of the Trust's Portfolios. Under the Current Declaration, any such consolidation, merger or sale requires approval by affirmative vote of not less than two-thirds of any affected Portfolio. Under the Proposed Declaration, the Board may, in its discretion, submit such matters to shareholders for approval. If any such matter were referred to shareholders for approval, the required vote would be as determined by the Trustees, and may be an affirmative vote of a plurality of shareholders.

   It is expected that, by requiring only a plurality vote of shareholders, the Trustees will have added flexibility in considering any such consolidation, merger or sale.

   STANDARDS IN RESPECT OF ADVISORY AND DISTRIBUTION CONTRACTS. The Current Declaration provides that all advisory and distribution contracts entered into with certain interested persons of the Trust must, inter alia, be "reasonable and fair" when entered into. It is unclear how this contractual provision would be interpreted by a court of competent jurisdiction. Under precedent dealing with Massachusetts corporations, a party defending the fairness of an interested transaction has the burden of proof and the statute of limitations on a contract is generally six years. While there is no comparable provision in the Proposed Declaration, if the Proposed Declaration were approved all advisory and distribution contracts entered into by the Trust would remain subject to the requirements of the 1940 Act and the rules and regulations thereunder and any applicable state laws. For example,
Section 36 of the 1940 Act imposes a fiduciary duty on advisers and their affiliates with respect to the compensation for services that they receive from registered investment companies such as the Trust. In a claim for excessive advisory or distribution fees under Section 36 of the 1940 Act, the plaintiff bears the burden of proof and the statute of limitations is one year. Appellate court precedent provides that the principal factor to be considered in determining the reasonableness of an advisory fee under the 1940 Act is whether the fee is "so disproportionately large that it bears no relationship to the services rendered and could not have been the product of arm's-length bargaining."

   PROCEDURE FOR ADVISORY AND OTHER CONTRACTS. The Current Declaration provides that each advisory, administrative, distribution and management contract must be consistent with, and is subject to, the requirements of
Section 15 of the 1940 Act. Section 15 includes provisions requiring, inter alia, initial approval of all investment advisory contracts by shareholders and independent trustees of a mutual fund such as the Trust and annual approval thereafter by the independent trustees. The Trust believes this provision of the Current Declaration is intended merely to confirm applicable provisions of law and, therefore, the relation of this provision to other than advisory or distribution contracts it is not entirely clear. The Proposed Declaration has no comparable provision.

   INDEMNIFICATION OF TRUSTEES AND OFFICERS. The Proposed Declaration clarifies the procedures for determining whether a trustee, officer, or other person acting under his or her direction (a "Covered Person") is entitled to indemnification by the Trust. The Current Declaration provides that any Covered Person and, if the Trustees so decide, any person who has rendered investment advisory, management or administrative services to the Trust, is entitled to indemnification against all liability and reasonable expenses in connection with any claim, action, suit or proceeding brought against such person provided that (1) such person is vindicated upon a final determination of such claim, action, suit or proceeding or (2) in the absence of such final determination, it is determined by the Trustees or counsel that (a) such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Trust and (b) that indemnification is in the best interests of the Trust. The Current Declaration also provides that a Covered Person is not entitled to indemnification in a criminal proceeding unless such Covered Person had no reasonable cause to believe that his or her conduct was unlawful.

   The Proposed Declaration provides in general that a Covered Person is entitled to indemnification except with respect to any matter, whether civil or criminal, whether brought on behalf of the Trust or otherwise, as to which such person shall have been finally adjudicated in any action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Under the Proposed

Declaration, as to any matter disposed of without an adjudication, a Covered Person may be entitled to indemnification if (a) approved by at least a majority of the disinterested Trustees or (b), in the opinion of counsel, the Covered Person would not be protected from any liability to the Trust due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of such Covered Person's office.

   Under the Current Declaration, in connection with any derivative suit brought by a Shareholder, indemnification of a Covered Person extends only to disbursements, and does not include any judgments, fines or amounts paid in settlement. Under the Proposed Declaration, a Covered Person may be indemnified against all liabilities and expenses, including but not limited to reasonable counsel fees, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, whether such action, suit or proceeding is brought by the Trust, a shareholder or otherwise.

   The Securities and Exchange Commission has expressed its view that, in circumstances where there is no final adjudication, indemnification may be limited by the 1940 Act and a substantial body of jurisprudence suggests that indemnification of certain liabilities under the federal securities laws may be unenforceable.

   BASIS FOR THE TRUSTEES' RECOMMENDATION. In recommending approval of the amendment and restatement of the Trust's Agreement and Declaration of Trust, the Trustees of the Trust, including the Independent Trustees, took into account all factors which they deemed relevant, including: (i) the increased flexibility in managing the affairs of the Trust afforded to the Trustees by the Proposed Declaration, (ii) the clarification of certain provisions of the Current Declaration, and (iii) the effect of the proposal on the rights of Shareholders.

   REQUIRED VOTE. Approval of the proposed amendment and restatement of the Trust's Agreement and Declaration of Trust set forth in this Part III will require the affirmative vote of two-thirds of the shares of each Portfolio. Abstentions will have the effect of a vote against the proposed amendment and restatement of the Trust's Agreement and Declaration of Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE TRUST'S AGREEMENT AND DECLARATION OF TRUST.

IV. OTHER INFORMATION

CERTAIN OWNERSHIP OF TRUST SHARES

   As noted above, the Trust sells shares only in connection with Contracts issued by the Variable Insurers. As of December 31, 1996, Equitable and its wholly-owned subsidiary at that time, Equitable Variable, owned approximately 99.7% of the Trust's outstanding shares. Equitable Variable was merged into Equitable effective January 1, 1997.

   As indicated on page 1, the Trust expects that the Variable Insurers will offer to Contractowners the right to give such Variable Insurers instructions as to how those shares of a Portfolio attributable to their Contracts should be voted. The following table identifies each person known by the Trust to own Contracts entitling that person to give voting instructions regarding more than 5% of the outstanding shares of a Portfolio as of December 31, 1996:

                               GLOBAL                 QUALITY BOND               MONEY MARKET
                             PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                      ------------------------  -------------------------  ------------------------
                         UNITS        % OF         UNITS         % OF         UNITS        % OF
                         OWNED      PORTFOLIO      OWNED       PORTFOLIO      OWNED      PORTFOLIO
                      -----------  -----------  ------------  -----------  -----------  -----------
Boatmen's Trust Co.*                              11,227,106      68.7
Equitable Realty
 Assets Corp. .......   3,542,076       6.0                                  7,381,855      16.1

--------------
*   Boatmen's Trust Co., Trustee under Master Trust Agreement for
    Southwestern Bell Corporation Deferred Compensation Plans and other Executive Benefit Plans.

   The principal addresses of Boatmen's Trust Co. and Equitable Realty Assets Corp. are 175 East Houston Street, San Antonio, Texas and 9000 Central Park Avenue, Atlanta, Georgia, respectively.

ALLIANCE CAPITAL MANAGEMENT L.P.

   Alliance, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, has served as the investment adviser to the Trust since July 22, 1993. Alliance is a major international investment adviser that serves its clients, who primarily are major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds, with a staff of more than 1,450 employees operating out of domestic offices and the overseas offices of subsidiaries in London, England; Tokyo, Japan; Vancouver and Toronto, Canada; and Melbourne, Australia. Alliance's principal executive officer is Dave H. Williams, its Chairman and Chief Executive Officer.

   Alliance is a publicly-traded Delaware limited partnership whose limited partnership interests, represented by units, are listed on the New York Stock Exchange. As of March 1, 1996, ACMC and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 57.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"), and approximately 32.4% and 10.0% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively. ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is a wholly-owned subsidiary of Equitable Investment Corporation, which in turn is wholly-owned by Equitable Holding Corporation, a wholly-owned subsidiary of Equitable. The principal offices of Alliance and ACMC are located at 1345 Avenue of the Americas, New York, New York 10105.

   Equitable, which is a New York life insurance company and one of the largest life insurance companies in the United States, is a wholly-owned subsidiary of The Equitable Companies, a publicly-owned holding company. The principal offices of The Equitable Companies and Equitable are located at 787 Seventh Avenue, New York, New York 10019 and 1290 Avenue of the Americas, New York, New York 10104, respectively.

   AXA, a French insurance holding company, currently owns approximately 63.9% of the outstanding voting shares of common stock of The Equitable Companies. As a majority shareholder of The Equitable Companies, AXA is able to exercise significant influence over the operations and capital structure of The Equitable Companies, Equitable and their subsidiaries. AXA is the holding company for an international group of insurance and related financial services companies. AXA is the eleventh largest insurance group in the world based on worldwide revenues in 1994 and the second largest French insurance group based on worldwide gross premiums in 1994. AXA is also engaged in asset management, investment banking, securities trading and financial services activities principally in the United States, as well as in Western Europe and the Asia Pacific area.

DISTRIBUTION

   EQF and Equitable Distributors, Inc. ("EDI"), each an indirect, wholly-owned subsidiary of Equitable, are the principal underwriters of the Trust's Class IA and Class IB shares, respectively. The principal offices of EQF and EDI are located at 1755 Broadway, New York, New York 10019 and 787 Seventh Avenue, New York, New York 10019, respectively.

BROKERAGE AND RESEARCH SERVICES

   Under the New Advisory Agreement, decisions with respect to the purchase and sale of each Portfolio's securities will be made by Alliance, which is also responsible for implementing these decisions, including the allocation of portfolio brokerage and principal transactions and the negotiation of commissions. It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

   Alliance may, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable or Alliance. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In limited cases, certain brokers have been advised informally that, although the Trust is under no legal obligation, an attempt will be made to meet the internally proposed level of allocated brokerage business to the broker for brokerage and research services over a period of time.

   Commissions charged by brokers which provide research services may be somewhat higher than commissions charged by brokers which do not provide them. As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by policies adopted by the Trustees, Alliance may cause the Trust to pay a broker-dealer which provides brokerage and research services to Alliance an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

   Alliance does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by Alliance for the benefit of all accounts for which it makes investment decisions. However, although some of these services are of value to Alliance in advising various of its clients, not all of these services are necessarily useful and of value in advising any particular Portfolio of the Trust. The receipt of research services from brokers will tend to reduce Alliance's expenses in managing the Portfolios.

   During the fiscal year ended December 31, 1996, the Trust paid brokerage commissions with respect to each of the Portfolios as specified below:

PORTFOLIO
---------
International .....................   $   749,780
Global ............................   $ 2,858,906
Aggressive Stock ..................   $10,082,741
Common Stock ......................   $ 6,005,202
Growth & Income ...................   $   387,559
Growth Investors ..................   $ 3,369,117
Balanced ..........................   $ 3,895,582
Conservative Investors ............   $   408,954
High Yield ........................   $        --
Quality Bond ......................   $        --
Intermediate Government Securities    $       608
Equity Index ......................   $   137,104
Money Market ......................   $        --

   Of the $27,895,553 aggregate brokerage commissions paid by the Trust during the fiscal year ended December 31, 1996, $25,576,822 were paid to brokers relating to transactions, aggregating $12,956,909,742, which were directed to such brokers in part for research services provided by them.

BROKERAGE TRANSACTIONS WITH AFFILIATES

   To the extent permitted by law, the Trust may engage in brokerage transactions with an affiliate of Alliance, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), with brokers who are DLJ affiliates, or with unaffiliated brokers who trade or clear through DLJ. The 1940 Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. Also, due to securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten, in whole or in part, by DLJ or its affiliates. During the years ended December 31, 1994 and December 31, 1995, the Trust paid no brokerage commissions to DLJ or its affiliates, and during the year ended December 31, 1996, the Trust paid $2,500 to Autranet, Inc., an affiliate of DLJ, in accordance with the procedures described above.

OTHER BUSINESS

   The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is expected that the shareholders will vote on such matters in their discretion.

SOLICITATION OF VOTING INSTRUCTIONS

   In addition to the solicitation of voting instructions by mail or expedited delivery service, Trustees of the Trust and employees and agents of Equitable and Alliance may solicit voting instructions in person or by telephone. Alliance and Equitable have agreed with the Trust to share the cost of solicitation. Alliance and Equitable have agreed to pay the cost of mailing this Proxy Statement to Contract owners and the cost of telephone or in person solicitation (currently not expected to exceed $1,000,000). The balance of the total cost of solicitation (currently not expected to exceed $800,000) will be borne by the Trust and allocated among the Portfolios based in part on relative assets and in part on the number of Portfolios.

DATE FOR RECEIPT OF PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS

   Neither the Current Declaration nor the Proposed Declaration provides for annual meetings of shareholders and the Trust does not currently intend to hold such a meeting unless required by law. Proposals of shareholders and Contractowners for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

ADJOURNMENT

   One or more adjournments of the meeting may be proposed for a period or periods of not more than 90 days in the aggregate to permit further solicitation with respect to any proposal for which sufficient votes in favor of such proposal have not been received by the time scheduled for the Special Meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question at the session of the meeting to be adjourned. The shareholders are expected to vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposal. They are expected to vote against such adjournment those shares required to be voted against such proposal.

February 7, 1997

                                                                    APPENDIX A

                        INVESTMENT ADVISORY AGREEMENT

   AGREEMENT executed as of         , 1997, between THE HUDSON RIVER TRUST, a
Massachusetts business trust (the "Trust"), on behalf of its portfolio series listed on Schedule 1 hereto (each, a "Portfolio" and collectively, the "Portfolios"), and ALLIANCE CAPITAL MANAGEMENT L.P. (the "Adviser").

   Witnesseth:

   That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY ADVISER TO THE TRUST

   (a) Subject always to the control of the Trustees of the Trust, the Adviser will, at its expense, furnish continuously an investment program for each Portfolio, will make investment decisions on behalf of each Portfolio and will, subject to the provisions of paragraph (c), place all orders for the purchase and sale of each Portfolio's portfolio securities. Subject always to the control of the Trustees of the Trust, the Adviser will also manage, supervise and conduct the other affairs and business of the Trust and the Portfolios and matters incidental thereto. In the performance of its duties, the Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and each Portfolio's stated investment objectives, policies and restrictions and will use its best efforts to safeguard and promote the welfare of the Trust and the Portfolios and to comply with other policies which the Trustees may from time to time determine.

   (b) The Adviser, at its expense, will furnish all necessary office space and equipment, bookkeeping and clerical services (but not accounting services) required for it to perform its duties hereunder and will pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

   (c) In the selection of brokers, dealers, or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Portfolio the most favorable price and execution available, the Adviser, bearing in mind each Portfolio's best interest at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused any Portfolio to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to such Portfolio and to other clients of the Adviser as to which the Adviser exercises investment discretion.

   (d) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, the Adviser, at its expense, may select and contract with one or more investment advisers (the "Sub-Adviser") for any Portfolio to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this Section 1 (and any related facilities or services for which it is responsible under paragraph
(b) of this Section 1). The Adviser will compensate any Sub-Adviser of such Portfolio for its services to such Portfolio. The Adviser may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

   (e) The Adviser shall not be obligated to pay any expenses of or for the Trust or any Portfolio not expressly assumed by the Adviser pursuant to this
Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

   It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlling, controlled by or under common control with the Adviser, and that the Adviser and any person controlling, controlled by or under common control with the Adviser may have an interest in the Trust or in any Portfolio. It is also understood that the Adviser and persons controlling, controlled by or under common control with the Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE TRUST TO THE ADVISER

   The Trust, on behalf of the Portfolios, will pay to the Adviser as compensation for the Adviser's services rendered, for the facilities furnished and for the expenses borne by the Adviser pursuant to Section 1, a fee computed and paid monthly at the annual rates applicable to the average daily net asset value of each Portfolio set forth on Schedule 1 hereto. Such fee computed with respect to the net asset value of a Portfolio shall be paid from the assets of such Portfolio. Such average daily net asset value of each Portfolio shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

   In the event that expenses of any Portfolio for any fiscal year (not including any distribution expenses paid by such Portfolio pursuant to any distribution plan) should exceed the expense limitation on investment company expenses enforced by any statute or regulatory authority of any jurisdiction in which shares of such Portfolio are qualified for offer and sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Portfolio exceed any expense limitation which the Adviser may, by written notice to the Trust, voluntarily declare to be effective with respect to such Portfolio, subject to such terms and conditions as the Adviser may prescribe in such notice, the compensation due the Adviser shall be reduced, and, if necessary, the Adviser shall bear the expenses of such Portfolio to the extent required by such expense limitation.

   If the Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT

   This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be amended as to any Portfolio unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of such Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Adviser or of any Sub-Adviser of the Trust. Shareholders of a Portfolio not affected by any such amendment shall have no right to vote with respect to such amendment.

5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

   This Agreement shall become effective upon its execution, and shall remain in full force and effect as to a particular Portfolio continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

   (a) Either party hereto may at any time terminate this Agreement as to any Portfolio on not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

   (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of such Portfolio, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate with respect to such Portfolio at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of such Portfolio for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

   Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the relevant Portfolio affected.

   Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6. CERTAIN INFORMATION

   The Adviser shall promptly notify the Trust in writing of the occurrence of any of the following events: (a) the Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Trust and (c) there shall be any change in the "control" (as defined in the Investment Company Act of 1940) of the Adviser.

7. CERTAIN DEFINITIONS

   For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Portfolio means the affirmative vote, at a duly called and held meeting of shareholders of such Portfolio, (a) of the holders of 67% or more of the shares of such Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding securities of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

   For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

8. NONLIABILITY OF ADVISER

   In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any Portfolio, or to any shareholder of any Portfolio, for any act or omission in the course of, or connected with, rendering services hereunder.

9. LIMITATION OF LIABILITY OF THE TRUSTEES AND
   SHAREHOLDERS

   A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of each of the respective Portfolios.

    IN WITNESS WHEREOF, THE HUDSON RIVER TRUST and ALLIANCE CAPITAL MANAGEMENT L.P. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                       THE HUDSON RIVER TRUST

                                       By
                                          -----------------------------------
                                          Name:
                                          Title:

                                       ALLIANCE CAPITAL MANAGEMENT L.P.
                                       By
                                          -----------------------------------
                                          Name:
                                          Title:

                                  SCHEDULE 1
                                      TO
                         INVESTMENT ADVISORY AGREEMENT
                            THE HUDSON RIVER TRUST
                                 FEE SCHEDULE
                          (AS A PERCENTAGE OF AVERAGE
                               DAILY NET ASSETS)

                            FIRST            NEXT           NEXT           NEXT
                         $750 MILLION    $750 MILLION    $1 BILLION    $2.5 BILLION    THEREAFTER
                        --------------  --------------  ------------  --------------  ------------
International .........      0.900%          0.825%         0.800%         0.780%         0.770%
Global ................      0.675%          0.600%         0.550%         0.530%         0.520%
Aggressive Stock ......      0.625%          0.575%         0.525%         0.500%         0.475%
Common Stock ..........      0.475%          0.425%         0.375%         0.355%         0.345%*
Growth & Income .......      0.550%          0.525%         0.500%         0.480%         0.470%
Growth Investors ......      0.550%          0.500%         0.450%         0.425%         0.400%
Balanced ..............      0.450%          0.400%         0.350%         0.325%         0.300%
Conservative Investors       0.475%          0.425%         0.375%         0.350%         0.325%
High Yield ............      0.600%          0.575%         0.550%         0.530%         0.520%
Quality Bond ..........      0.525%          0.500%         0.475%         0.455%         0.445%
Intermediate
Government Securities..      0.500%          0.475%         0.450%         0.430%         0.420%
Equity Index ..........      0.325%          0.300%         0.275%         0.255%         0.245%
Money Market ..........      0.350%          0.325%         0.300%         0.280%         0.270%

--------------
* On assets in excess of $10 billion, the management fee for the Common Stock Portfolio is reduced to 0.335% of average daily net assets.

                                                                    APPENDIX B

                            THE HUDSON RIVER TRUST

                                ---------------

                             AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST

                                ---------------

   AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made in this day of January, 1997 (as so amended and restated, the "Declaration of Trust"), by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

   WHEREAS, pursuant to Section 10.3 of Article X of the Declaration of Trust the Trustees of the Trust have determined that the Declaration of Trust should be amended and restated; and

   WHEREAS, the shareholders have duly approved this Declaration of Trust;

   NOW, THEREFORE, the Trustees of this Trust direct that this Declaration of Trust be filed with the Secretary of State of The Commonwealth of Massachusetts and that this Declaration of Trust shall have effect as of the date of filing.

   WITNESSETH that

   WHEREAS, this Trust was established on July 10, 1987 by an Agreement and Declaration and Trust of the same date executed and delivered in Boston, Massachusetts; and

   WHEREAS, this Trust was formed to establish a trust fund for the purpose of investing and reinvesting the assets of insurance company separate accounts and such other assets as may be held by it; and

   WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth.

   NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                   ARTICLE I
                             NAME AND DEFINITIONS

   1.1 Name. This Trust shall be known as "The Hudson River Trust," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

   1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

   1. The "Trust" refers to the Massachusetts business trust established by Agreement and Declaration of Trust dated July 10, 1987, as amended from time to time, and as amended and restated herein;

   2. "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

   3. "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

   4.     "Shareholder" means a record owner of Shares;

   5. The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

   6. The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

   7. "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time; and

   8. "Bylaws" shall mean the Bylaws of the Trust as amended from time to time.

                                  ARTICLE II
                               PURPOSE OF TRUST

   The purpose of the Trust is to provide investors a managed investment primarily in securities, commodities and other investment media and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

                                 ARTICLE III
                                    SHARES

   3.1 Division of Beneficial Interest. The Shares of the Trust shall be issued with or without par value and shall be issued in one or more series as the Trustees may, without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series. The Shares of any series may be issued in two or more classes, as the Trustees may, without Shareholder approval, authorize. Unless the Trustees have authorized the issuance of Shares of a series in two or more classes, each Share of a series shall represent an equal proportionate interest in the assets and liabilities of the series with each other Share of the same series, none having priority or preference over another. If the Trustees have authorized the issuance of Shares of a series in two or more classes, then the classes may have such variations as to dividend, redemption, and voting rights, net asset values, expenses borne by the classes, and other matters as the Trustees have authorized. The number of Shares authorized shall be unlimited. The Trustees may from time to time divide or combine the Shares of any series or of any class of a series into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

   3.2 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each series or class and as to the number of Shares of each series or class held from time to time by each Shareholder.

   3.3 Investment in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they from time to time authorize.

    All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series.

   3.4 No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

   3.5 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                  ARTICLE IV
                                 THE TRUSTEES

   4.1 Election. The number of Trustees shall be as provided in the Bylaws or as fixed from time to time by the Trustees. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

   4.2 Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

   4.3 Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may enlarge or reduce their number, may fill vacancies in their number, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees, consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

   Without limiting the foregoing, the Trustees shall have power and authority:

   (a) To invest and reinvest cash, and to hold cash uninvested;

   (b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

   (c) To act as a distributor of shares and as underwriter of, or broker or dealer in, securities or other property;

    (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

   (e) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

   (f) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

   (g) To allocate assets, liabilities and expenses of the Trust to a particular series or class of Shares or to apportion the same among two or more series of classes of Shares, provided that any liabilities or expenses incurred by a particular series or class of Shares shall be payable solely out of the assets of that series or class;

   (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

   (i) To join with other security holders in acting through a committee depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

   (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

   (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

   (l) To borrow funds;

   (m) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

    (n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

   (o) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

   (p) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Law may engage.

   The Trustees shall not in any way be bound or limited by present or future law or custom in regard to investments by trustees. Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

   4.4 Payment of Expenses by Trust. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, in connection with the management thereof, or in connection with the financing of the sale of Shares, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, any investment adviser, manager, or sub-adviser, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur; provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular series or class of Shares as determined by the Trustees, shall be payable solely out of the assets of that series or class.

   4.5 Ownership of Assets of the Trust. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

   4.6 Advisory, Management and Distribution. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the "Manager"), including, without limitation, Alliance Capital Management L.P., every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for one or more Sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

   The fact that:

   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

    (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributors contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust on its Shareholders.

                                  ARTICLE V
                   SHAREHOLDERS' VOTING POWERS AND MEETINGS

   Shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the Bylaws.

                                  ARTICLE VI
                  DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES

   6.1 Distributions. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series or class of Shares such income and capital gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each series or class of Shares shall be distributed pro rata to Shareholders in proportion to the number of Shares of each series or class held by each of them. Such distributions shall be made in cash or Shares or a combination thereof as determined by the Trustees. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with the Bylaws.

   6.2 Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize, and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less such redemption charge or fee as the

Trustees may determine from time to time. Except as otherwise determined by the Trustees, payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by rules of the Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

   6.3 Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with the Bylaws: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series or class of Shares equal to or in excess of a percentage of the outstanding Shares of that series or class determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

   6.4 Dividends, Distributions, Redemptions and Repurchases. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series shall be effected by the Trust other than from the assets of such series.

                                 ARTICLE VII
             COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

   7.1 Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking, underwriting, brokerage, or investment dealer or other services and payment for the same by the Trust.

    7.2 Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustees against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                 ARTICLE VIII
                               INDEMNIFICATION

   8.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

   8.2 Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

   8.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

   8.4 Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

                                  ARTICLE IX
                                MISCELLANEOUS

   9.1 Trustees, Shareholders, etc. Not Personally Liable, Notice. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustees would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

    Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

   9.2 Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

   9.3 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

   9.4 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the vote of Shareholders holding at least a majority of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

   Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular series as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the aggregate net asset value of Shares of such series or class of Shares held by the several Shareholders of such series or class of Shares on the date of termination.

   9.5 Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

   9.6 Applicable Law. The original Declaration of Trust was executed and delivered in The Commonwealth of Massachusetts, and the Trust was created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

   9.7 Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares of each series entitled to vote, except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required. Any amendment which shall affect the holders of Shares of one or more classes of a series but not the holders of all Shares of a series shall be authorized by vote of the Shareholders holding a majority of the Shares of such classes affected by the amendment voting together as a single class, and no vote of Shareholders of the classes not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing, or eliminating the par value of the shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. In addition to the foregoing, the provisions of this Declaration of Trust may be amended for any other reason at any time without the vote or consent of Shareholders, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument signed in writing by a majority of the Trustees (or by an officer of the Trust pursuant to a vote of a majority of Trustees).

    IN WITNESS WHEREOF, the undersigned have executed this Amended and
Restated Declaration of Trust this    day of January, 1997.


                                    ------------------------------------------
                                    John D. Carifa

                                    ------------------------------------------
                                    Peter D. Noris

                                    ------------------------------------------
                                    Clifford L. Michel

                                    ------------------------------------------
                                    Donald J. Robinson

                                    ------------------------------------------
                                    Alton G. Marshall

                                    ------------------------------------------
                                    Brenton W. Harries

                                    ------------------------------------------
                                    Richard D. Couper

                                    ------------------------------------------
                                    William L. Mannion

                                    ------------------------------------------
                                    Howard E. Hassler